                                 MORGAN STANLEY
                          INDIA INVESTMENT FUND, INC.

---------------------------------------------

OFFICERS AND DIRECTORS

Barton M. Biggs               James W. Grisham
CHAIRMAN OF THE BOARD         VICE PRESIDENT
OF DIRECTORS                  Harold J. Schaaff, Jr.
Warren J. Olsen               VICE PRESIDENT
PRESIDENT AND DIRECTOR        Joseph P. Stadler
John Chu                      VICE PRESIDENT
DIRECTOR                      Valerie Y. Lewis
Gerard la Hausse de Louviere  SECRETARY
DIRECTOR                      James R. Rooney
Gerard E. Jones               TREASURER
DIRECTOR                      Joanna M. Haigney
John A. Levin                 ASSISTANT TREASURER
DIRECTOR
Fergus Reid
DIRECTOR

---------------------------------------------
INVESTMENT ADVISER
Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
--------------------------------------------------------
U.S. ADMINISTRATOR
The Chase Manhattan Bank, N.A.
73 Tremont Street
Boston, Massachusetts 02108
--------------------------------------------------------
CUSTODIANS
Morgan Stanley Trust Company (International)
One Pierrepont Plaza
Brooklyn, New York 11201

The Chase Manhattan Bank, N.A. (Domestic)
770 Broadway
New York, New York 10003
--------------------------------------------------------
SHAREHOLDER SERVICING AGENT
American Stock Transfer & Trust Company
40 Wall Street
New York, New York 10005
(800) 278-4353
--------------------------------------------------------
LEGAL COUNSEL
Rogers & Wells
200 Park Avenue
New York, New York 10166
--------------------------------------------------------
INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

--------------------------------------------------------
For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726.

                            ------------------------

                                 MORGAN STANLEY
                                INDIA INVESTMENT
                                   FUND, INC.
                             ---------------------

                                 ANNUAL REPORT
                               DECEMBER 31, 1995
                      MORGAN STANLEY ASSET MANAGEMENT INC.
                               INVESTMENT ADVISER

LETTER TO SHAREHOLDERS
--------

1995 was a dismal year for the Indian stock market, with the market declining 35% in U.S. dollar terms. India was in fact among the five worst performing markets in 1995. For the one year ended December 31, 1995, the Fund had total return, based on net asset value per share, of -36.31% as compared to the Bombay Stock Exchange National Index and BSE Sensitive Index returns of -31.61% and -28.96%, respectively for the same period.

The Fund stayed reasonably invested during the market fall using the poor market sentiment to optimize portfolio composition. Given our belief that the real value in India is found in the smaller mid cap companies, we have used the market decline to increase our holding in this category.

In 1995, the decline of the Indian market was influenced by three principal factors: 1) liquidity cycle turnaround, 2) political uncertainty/reform slowdown and 3) rupee weakness.

LIQUIDITY CYCLE TURNAROUND

1993 and 1994 were the years in which the economy began improving. We saw high M3 growth in both these years and generally easy money conditions. The corporate sector was flush with liquidity and record amounts of money were raised in the GDR and domestic IPO markets. While money was easy (M3 growth was greater than 20%), the improvement in the real economy was gradual with the Index of Industrial Production (IIP) growing only 4% and 5% in 1993 and 1994, respectively. The real economy was thus unable to absorb the excess liquidity which got diverted towards financial assets.

Large amounts of money flowed into mutual funds, stock, real estate and similar investments, triggering a boom in all asset markets. The government could also complete its large borrowing program without crowding out the private sector. To further exacerbate the situation, India had opened up to overseas portfolio flows and over $3 billion flowed in from overseas during the period. As a consequence of all this, the market peaked in September 1994.

Towards the end of 1994 and early in 1995, the ruling Congress party lost four key state elections. The lesson the party drew from its defeat was that inflation had to be brought down at all costs. Almost immediately, the RBI (Indian Central Bank) embarked on a tight monetary policy regime. Overseas flows also declined dramatically as the Mexican debacle, combined with increased political uncertainty, made Foreign Institutional Investors (FII's) wary of investing in India. While liquidity was tightening, the real economy began accelerating (IIP growth of 10% plus). The corporate sector, which had parked temporary cash surpluses in financial assets, attempted to liquidate these assets to finance business expansion but began being crowded out by the government's large borrowings. The result was that all markets corrected and interest rates rocketed up by 400 to 500 basis points.

Further compounding the problem for the stock market was the ban of forward trading, which could have otherwise cushioned the markets from the liquidity withdrawal.

POLITICAL UNCERTAINTY/REFORM SLOWDOWN

The only force which could have saved the markets from this liquidity trap was large overseas flows, both direct and portfolio. However, over the last year a clear feeling developed both overseas and locally that the reform program had slowed and that the political risk of investing in India had increased. Undoubtedly, the rate of change in India has slowed down.

RUPEE WEAKNESS

The rupee weakened by 12% in 1995 after two years of steadiness. This long overdue inflation differential correction scared away investors who feared the repeat of another Mexico. We, however, maintain that this correction was long overdue and that the rupee will continue to compensate for the inflation differential on an ongoing basis.

Despite all of the above, corporate performance has been strong, with profits growth in excess of 50% for fiscal year 1995 and likely to exceed 35% for fiscal year 1996. GDP growth was 6.2% for fiscal year 1995 and targeted at 6.5% for fiscal year 1996. The current account deficit was less than 1% for fiscal year 1995 and should be 1.5% for fiscal year 1996. Finally, exports are growing at 25% and inflation is down by 7.5%.

If one looks at either the real economy or the macro story the message is clear, the story has not fallen apart but is actually even better than expected.

OUTLOOK

We are optimistic on the market for 1996.

The markets have declined by 40% (in Rs.) over the past 15 months (which is about the historic average for previous bear markets), and have bottomed out.

The domestic liquidity cycle is turning and interest rates have peaked. The Central Bank has begun loosening monetary policy and the impact of this will be felt soon. M3 growth has bottomed out at 13%, the level at which historically it has always rebounded. In our view, whichever government comes to power, it will reflate the economy and go for growth, living with higher inflation for one to two years, rather than be obsessive about inflation, deflate and kill growth.

The new government will also have no option but to resume the reform program. There may be minor differences with regard to priority and timing but we strongly believe that the basic thrust of the reform program will be maintained irrespective of which party comes to power. We expect substantial progress in the areas of public sector reform, labor legislation and fiscal policy. The resumption of the reform program will materially improve sentiment towards India both domestically and overseas.

Today, India is the cheapest market in Asia, trading at 9-10x March 1996 and 7x March 1997 estimated earnings, with earnings growth in excess of 25%. Despite those valuations very few investors have India anywhere near 7% in their portfolios (India's weight in MSCI EMF Index). The FII's own only about 6% of the market's free float and 70% of this is owned by only 3 investors. Institutions have stayed away due to political uncertainty and the poor market mechanisms for settlement/registration, both of which will soon be resolved. Being underweight India has been a profitable strategy to date but any market rise should force institutions to raise weightings. Even a small change in weightings can have a dramatic impact on the market as with a daily turnover of only $60 million, even small flows have a large impact. The reintroduction of forward trading and easing of interest rates will also improve domestic flows to the market.

To summarize, we feel that the market will perform in 1996 and given the poor liquidity, investors have to build up positions in advance of any market rise. From prior experience, the Indian markets rarely give institutional investors the opportunity to meaningfully participate once they begin moving.

We feel that the Fund, being nearly fully invested, is well positioned to participate in the rally we shortly expect.

Sincerely,

 [SIGNATURE]
Warren J. Olsen
PRESIDENT

 [SIGNATURE]
Vinod Sethi
PORTFOLIO MANAGER

February 9, 1996

Morgan Stanley India Investment Fund, Inc.
Investment Summary as of December 31, 1995
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

HISTORICAL
INFORMATION
                                                     TOTAL RETURN (%)
                       ----------------------------------------------------------------------------
                           MARKET VALUE (1)        NET ASSET VALUE (2)          INDEX (1)(3)**
                       ------------------------  ------------------------  ------------------------
                                      AVERAGE                   AVERAGE                   AVERAGE
                        CUMULATIVE     ANNUAL     CUMULATIVE     ANNUAL     CUMULATIVE     ANNUAL
                       ------------------------  ------------------------  ------------------------
ONE YEAR                   -18.89%      -18.89%      -36.31%      -36.31%      -28.96%      -28.96%

SINCE INCEPTION*           -34.30       -20.35       -35.85       -21.37       -34.66       -20.58

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

--------------------------------------------------------------------------------

RETURNS AND PER SHARE INFORMATION

A BAR CHART REFLECTING THE DATA BELOW IS REFLECTED HERE.

    YEARS ENDED DECEMBER 31:
                                    1994*      1995
Net Asset Value Per Share            $13.99      $8.91
Market Value Per Share               $11.25      $9.13
Premium/(Discount)                   -19.6%       2.5%
Capital Gains Distributions            0.17          -
Total Return (2)                      0.72%    -36.31%
Index Total Return (1)(3)**          -8.03%    -28.96%

(1) Assumes dividends and distributions, if any, were reinvested.

(2) Total investment return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.

(3) US dollar adjusted Bombay Stock Exchange (BSE) Sensitive Index

* The Fund commenced operations on February 25, 1994.

** Unaudited.

Morgan Stanley India Investment Fund, Inc.
Portfolio Summary as of December 31, 1995
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PORTFOLIO INVESTMENTS DIVERSIFICATION

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

       PORTFOLIO
    DIVERSIFICATION
Equity Securities            96.5%
Debt Securities               0.9%
Short-Term Investments        2.6%

--------------------------------------------------------------------------------

SECTORS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Automobiles                            12.9%
Energy Equipment & Services             9.5%
Textiles & Apparel                      6.9%
Health & Personal Care                  6.9%
Financial Services                      6.4%
Machinery & Engineering                 4.9%
Telecommunications                      5.1%
Building Materials & Components         4.9%
Banking                                 4.8%
Multi-Industry                          4.8%
Other                                  32.9%

--------------------------------------------------------------------------------

TEN LARGEST HOLDINGS

                                                  PERCENT
                                                   OF NET
                                                   ASSETS
                                                ------------
       1.  Housing Development Finance                 5.8%
           Corp. .............................
       2.  Bharat Heavy Electricals...........         5.5
       3.  State Bank of India................         4.2
       4.  Mahanagar Telephone Nigam..........         4.0
       5.  Tata Engineering & Locomotive......         3.4

                                                  PERCENT
                                                   OF NET
                                                   ASSETS
                                                ------------

       6.  Hindalco Ltd. .....................         2.5%
       7.  Crompton Greaves...................         2.2
       8.  Ballarpur Industries Ltd. .........         1.9
       9.  Motor Industries Co. Ltd. .........         1.8
      10.  Tata Iron & Steel Co. Ltd. ........         1.8
                                                       ---
                                                      33.1%
                                                       ---
                                                       ---

FINANCIAL STATEMENTS
---------

STATEMENT OF NET ASSETS
---------

DECEMBER 31, 1995

                                                                    VALUE
                                                  SHARES            (000)
---------------------------------------------------------
------------
INDIAN COMMON STOCKS (95.7%)
(Unless otherwise noted)
-----------------------------------------------------------------
-------------
APPLIANCES & HOUSEHOLD DURABLES (2.2%)
  Bharat Pipes & Fittings Ltd.                   522,020    U.S.$     178
  Blow Plast Ltd.                                227,100              969
  Kelvinator                                     125,575              293
  +Kunstoffe Industries -- New                   183,600               79
  Onida Savak                                      3,210                2
  Philips India Ltd.                             830,150            3,636
  Premier Vinyl Floors Ltd.                          150               --
  Punjab Anand Lamp Industries Ltd.              227,000              290
  Salora International Ltd.                      233,000              318
  Supreme Industries Ltd.                        105,000              911
  +Symphony Comfort Systems                        7,700                8
  +TVS Whirlpool Ltd.                            200,000              159
  VIP Industries                                 161,900              272
                                                            -------------
                                                                    7,115
                                                            -------------
-----------------------------------------------------------------
-------------
AUTOMOBILES (12.9%)
  Apollo Tyres Ltd.                              359,925            1,400
  ***+Apollo Tyres Ltd. (Rights)                     257               --
  ***+Apollo Tyres Ltd. (Warrants)                91,846              108
  Ashok Leyland                                  370,620            1,139
  Autolec Industries                             241,045              689
  Autolite Ltd.                                  132,670              702
  Ceat Tyres Ltd.                                473,599              875
  Engine Values Ltd.                               8,750              119
  Escorts Ltd.                                   121,050              293
  Escorts Tractors Ltd.                              100               --
  +Harig Crankshafts Ltd.                        210,400               56
  Hero Honda                                     169,383            1,103
  Hitech Gears                                    94,000              164
  Invel Transmissions                              5,071               13
  ***+Invel Transmissions (Rights)                   500               --
  Jay Bharat Maruti                               92,800              145
  +LML Ltd.                                      186,000              442
  Lumax Automatic Parts
   Industries                                    295,300            1,029
  Mahindra & Mahindra Ltd.                         2,510               24
  Modi Rubber                                     20,398               34
  Motherson Sumi Systems                         165,200              395
  ***+Motherson Sumi Systems
   (Rights)                                       30,140               --
  Motor Industries Co. Ltd.                       33,915            5,719
  MRF Ltd.                                        56,550            2,893
  Nippondenso India Ltd.                         648,300            1,558
  O.E.N. Connectors Ltd.                         177,526              318
  Omax Autos Ltd.                                 75,900               94
  +Pan Auto Ltd.                                 300,000              102
  Premier Instruments Ltd.                       245,987            1,154
  +Premier Instruments Ltd.
   (Rights)                                           17               --
  Rane Madras Ltd.                                86,300              736
  Rico Auto Industries Ltd.                      221,000              742
  S.K.F. Bearings Ltd.                            16,500            1,208
  Sona Steering System                            15,800               36
  Subros Auto Ltd.                                98,000              245
-----------------------------------------------------------------
-------------

                                                                    VALUE
                                                  SHARES            (000)

---------------------------------------------------------
------------
AUTOMOBILES (CONTINUED)
  +Subros Auto Ltd. -- New                        61,395    U.S.$     154
  Sundaram Brake Ltd.                             24,700              121
  ***+Sundaram Brake Ltd. (Warrants)               2,470               --
  Sundaram Fasteners Ltd.                        217,200            3,119
  +Sundaram Fasteners Ltd. -- New                194,200            2,844
  Swaraj Engines Ltd.                             45,000              378
  Tata Engineering & Locomotive                  997,056           10,753
  +VST Tillers & Tractors -- New                 173,000              266
                                                            -------------
                                                                   41,170
                                                            -------------
-----------------------------------------------------------------
-------------
BANKING (4.8%)
  Federal Bank Ltd.                              253,000            1,266
  ***+Federal Bank Ltd. (Rights)                 126,500              101
  Oriental Bank of Commerce                      301,400              480
  State Bank of India                          2,359,150           13,304
                                                            -------------
                                                                   15,151
                                                            -------------
-----------------------------------------------------------------
-------------
BEVERAGES & TOBACCO (0.6%)
  ITC Ltd.                                       223,900            1,593
  McDowell & Co.                                 228,000              219
  United Breweries                               119,300              107
                                                            -------------
                                                                    1,919
                                                            -------------
-----------------------------------------------------------------
-------------
BROADCASTING & PUBLISHING (1.5%)
  Navneet Publications                           155,400              795
  *+New Delhi Television                          66,660            1,286
  +Srishti Video Corp -- New                     225,000              253
  Tata Press                                     137,050            1,017
  Zee Telefilms Ltd.                             371,400            1,347
                                                            -------------
                                                                    4,698
                                                            -------------
-----------------------------------------------------------------
-------------
BUILDING MATERIALS & COMPONENTS (4.9%)
  Associated Cement Co. Ltd.                      56,618            4,616
  Bell Ceramics Ltd.                             170,875              121
  +Bell Ceramics Ltd. -- New                     254,770              181
  ***+Bell Ceramics (Rights)                       1,537               --
  Dalmia Cement                                  124,950              966
  +Gujarat Sidhee Cement Ltd.                  2,500,000              746
  #India Cements Ltd. GDR                         85,000              680
  ITW Signode India Ltd.                         424,950            1,115
  Madras Cements                                  18,965            4,646
  Murudeshwar Ceramics Ltd.                      346,800            1,065
  ***+Murudeshwar Ceramics Ltd. (Rights)         242,760               14
  Mysore Cements Ltd.                                700                1
  Orissa Cement                                   86,660              621
  +Priyadarshini Cement Ltd.                     240,750              147
  +Shree Cement                                  224,050              347
  +Somani Cement Co. Ltd.                        200,000              267
                                                            -------------
                                                                   15,533
                                                            -------------
-----------------------------------------------------------------
-------------

    The accompanying notes are an integral part of the financial statements.

                                                                    VALUE
                                                  SHARES            (000)
---------------------------------------------------------
------------
BUSINESS & PUBLIC SERVICES (0.2%)
  Elbee Services Ltd.                            182,700    U.S.$     520
                                                            -------------
-----------------------------------------------------------------
-------------
CHEMICALS (4.7%)
  Asian Paints Ltd.                              118,040            1,084
  +Asian Paints Ltd. -- New                      118,040            1,084
  Atul Products Ltd.                             255,549              501
  +Atul Products Ltd. -- New                      90,000              177
  Chemplast Sanmar Ltd. 'B'                      100,000              378
  Colour Chem Ltd.                                13,645            1,234
  Goodlass Nerolac Paints Ltd.                    65,000              346
  Gujarat   Narmada  Valley  Fertilizers
   Ltd.                                          477,400              597
  Gujarat  Narmada  Valley   Fertilizers
   Ltd. GDR                                      212,000            1,299
  Hindustan Organic Chemicals                    250,000              231
  ICI India Ltd.                                 265,300            1,222
  Indian Dyestuff Industries Ltd.                132,745              109
  ***+Indian  Dyestuff  Industries  Ltd.
   (Rights)                                           30               --
  Indian Organic Chemical Ltd.                   732,500              719
  Indian Petro Chemical Corp.                    611,400            2,147
  #Indian Petro Chemical Corp. GDR                22,000              248
  +Indo Gulf  Fertilizer &  Chemical  --
   New                                           147,200              212
  ITC Agrotech Co.                                95,800              173
  ***+ITC Agrotech Co. (Rights)                   95,800               --
  Jayant Agro                                    122,800              454
  Jaysynth Dyechem Ltd.                          340,500              891
  Metrochem Industries Ltd.                      150,700              308
  National Organic Chemical Industries            18,150               22
  +National  Organic Chemical Industries
   --
   New                                            18,150               22
  Reliance Industries Ltd.                        49,322              287
  Sudarsha Chemicals                             154,480            1,212
  Tainwala Chemicals & Plastics                   85,409               69
  Tamil Nadu Petrochemicals                        1,600                1
                                                            -------------
                                                                   15,027
                                                            -------------

-----------------------------------------------------------------
-------------
CONSTRUCTION & HOUSING (0.3%)
  Hindustan Sanitaryware                          70,000              332
  Nagarjuna Construction                         156,100              701
                                                            -------------
                                                                    1,033
                                                            -------------
-----------------------------------------------------------------
-------------
ELECTRICAL & ELECTRONICS (1.4%)
  +AKG Acoustics (India) Ltd.                     81,300               76
  Asian Electronics                              153,000            2,088
  Bajaj Electricals Ltd.                          83,850              904
  BPL Ltd.                                       670,500            1,411
  +Centrum Electronics                           200,000               56
                                                            -------------
                                                                    4,535
                                                            -------------
-----------------------------------------------------------------
-------------
ELECTRONIC COMPONENTS & INSTRUMENTS (1.9%)
  +Fujitsu ICIM                                  436,300              509
  Infosys Technology Ltd.                        240,200            2,787
  Mastek Ltd.                                    126,400              805
  Rolta India Ltd.                             1,411,200              883
  Samtel Colour                                  567,750              727
  +Satyam Computer                               125,000              147
  Vikas Hybrids & Electronics Ltd.                   175               --
                                                            -------------
                                                                    5,858
                                                            -------------
-----------------------------------------------------------------
-------------

                                                                    VALUE
                                                  SHARES            (000)

---------------------------------------------------------
------------
ENERGY EQUIPMENT & SERVICES (9.5%)
  Bharat Heavy Electricals                     7,000,000    U.S.$  17,517
  Crompton Greaves                             1,213,830            6,904
  Datar Switchgear Ltd.                          140,200              638
  Jyoti Structure                                148,250              653
  KEC International Ltd.                         197,900              585
  Kirloskar Oil Engine                           380,840            1,355
  Modern Malleables Ltd.                         420,000              681
  Shiram Honda Power
   Equipment                                     303,065            1,301
  Uniflex Cables Ltd.                            137,700              239
  +Uniflex Cables Ltd. -- New                    149,700              230
                                                            -------------
                                                                   30,103
                                                            -------------
-----------------------------------------------------------------
-------------
FINANCIAL SERVICES (6.4%)
  Canfin Homes                                 1,011,100              679
  Housing Development Finance Corp.              238,778           18,368
  ICICI                                            4,031                9
  +ICICI -- New                                  185,233              411
  Industrial Finance Corp. India                 766,200              887
  LKP Merchant Finance Ltd.                        1,500                1
  SCICI                                           20,500               21
  +SCICI -- New                                   94,100               98
  Sundaram Finance                                   150                1
                                                            -------------
                                                                   20,475
                                                            -------------
-----------------------------------------------------------------
-------------
FOOD & HOUSEHOLD PRODUCTS (0.8%)
  American Dry Fruits                            538,500              550
  ***+Andhra Sugars (Rights)                          20               --
  Aruna Sugars & Enterprises                      12,450                9
  Brooke Bond Lipton                                 700                5
  +Dhampur Sugar Mills Ltd.                      100,000              292
  ***+Dhampur Sugar Mills (Rights)                33,334               --
  Sakthi Sugar Ltd.                              164,665              164
  Satnan Overseas Ltd.                            72,700               87
  Thiru Arooran Sugars                           264,500              639
  +Umred Agro Complex Ltd.                       124,500               23
  Vadilal Industries Ltd.                        250,000              247
  Western Hatcheries                             237,933              453
                                                            -------------
                                                                    2,469
                                                            -------------
-----------------------------------------------------------------
-------------
FOREST PRODUCTS & PAPER (2.7%)
  Andrah Paper                                    19,610            1,255
  Ballarpur Industries Ltd.                    1,126,166            5,989
  +Paper Products Ltd. -- New                    170,000              485
  Pudumjee                                       221,600              914
                                                            -------------
                                                                    8,643
                                                            -------------
-----------------------------------------------------------------
-------------
HEALTH & PERSONAL CARE (6.9%)
  Apollo Hospitals Enterprises Ltd.              500,000              512
  Crossland Research Labs Ltd.                   190,000            2,188
  E. Merck (India) Ltd.                          406,400            1,849
  +Godrej Soaps -- New                           606,250            1,172
  Hindustan CIBA-GEIGY Ltd.                       25,835            2,057
  Hoechst India Ltd.                             490,000            3,344
  Hoechst Schering Agrevo Ltd.                   192,900            2,414
  +Indian Shaving                                171,700              971
  Lakme Ltd.                                      68,400              506
-----------------------------------------------------------------
-------------

    The accompanying notes are an integral part of the financial statements.

                                                                    VALUE
                                                  SHARES            (000)
---------------------------------------------------------
------------
HEALTH & PERSONAL CARE (CONTINUED)
  Pfizer Ltd.                                     66,450    U.S.$     406
  Ranbaxy Labs Ltd.                              100,000            1,851
  +Ranbaxy Labs Ltd. (Warrants)                   40,000              588
  Sandoz (India) Ltd.                             25,000              295
  Sol Pharma                                       6,100               15
  Sun Pharmaceutical Industries
   Ltd.                                          347,500            2,322
  TTK Biomed Ltd.                                143,700              210
  Unichem Labs Ltd.                              162,700            1,249
                                                            -------------
                                                                   21,949
                                                            -------------
-----------------------------------------------------------------
-------------
INDUSTRIAL COMPONENTS (2.4%)
  BOC India Ltd.                                 331,500              914
  Carborundum Universal                          373,300            1,486
  Chicago Pneumatic India Ltd.                   232,800            1,159
  Modi Xerox                                     788,550            3,924
                                                            -------------
                                                                    7,483
                                                            -------------
-----------------------------------------------------------------
-------------
LEISURE & TOURISM (0.4%)
  Asian Hotels Ltd.                               85,350              564
  Indian Hotels Co.                               32,300              536
  Kamata Hotels India Ltd.                       300,000              223
                                                            -------------
                                                                    1,323
                                                            -------------
-----------------------------------------------------------------
-------------
MACHINERY & ENGINEERING (4.9%)
  Advani-Oerlikon Ltd.                            98,500              439
  Ahmednagar Forgings Ltd.                       165,100              358
  +Ahmednagar Forgings Ltd. -- New                 1,100                2
  Artson Engineering Ltd.                        204,293              170
  Bharat Forge Co. Ltd.                          560,918            2,177
  Esab India Ltd.                                564,300              914
  Graphite India Ltd.                            272,500              666
  Indian Seamless Metal Tubes                    373,300              695
  ***+Indian Seamless Metal Tubes
   (Rights)                                          400               --
  Kabra Extrusion Technik Ltd.                   153,000              439
  Lakshmi Machine Works Ltd.                       8,765            2,605
  +Lakshmi Synthetic Machinery                   152,400              321
  M.M. Forgings Ltd.                               9,000               16
  Praj Industries Ltd.                           153,200              564
  Revathi-CP Equipment Ltd.                       34,350              420
  Thermax Ltd.                                   373,500            3,479
  Wartsila Diesel Ltd.                           441,500            2,454
                                                            -------------
                                                                   15,719
                                                            -------------
-----------------------------------------------------------------
-------------
METALS -- NON-FERROUS (2.8%)
  Hindalco Industries Ltd.                       298,500            7,836
  Indian Aluminum                                 67,600              323
  +Pennar Aluminum Co                          1,632,800              831
                                                            -------------
                                                                    8,990
                                                            -------------
-----------------------------------------------------------------
-------------
METALS -- STEEL (3.3%)
  +India Seamless Steel & Alloy                  916,900              209
  Isibars Ltd.                                   500,000              917
  Mukand Iron & Steel Works                      212,991            1,211
  Panchmahal Steels Ltd.                         197,700              506
  Sesa Goa Ltd.                                   66,470              816
  +Sesa Goa Ltd. -- New                           29,864              367
  ***+Sesa Goa Ltd. (Rights)                          10               --
-----------------------------------------------------------------
-------------
                                                                    VALUE
                                                  SHARES            (000)

---------------------------------------------------------
------------
METALS -- STEEL (CONTINUED)
  Shri Ishar Alloy Steels                        369,500    U.S.$     273
  Special Steels Ltd.                             62,550              137
  ***+Special Steels (Rights)                     12,510               --
  Tata Iron & Steel Co. Ltd.                   1,001,117            5,665
  Uttam Galva Steels Ltd.                        753,600              386
                                                            -------------
                                                                   10,487
                                                            -------------
-----------------------------------------------------------------
-------------
MISCELLANEOUS MATERIALS & COMMODITIES (1.2%)
  Alpha Geo Ltd.                                 100,000               70
  +Control Print (India) Ltd.                     25,000               10
  +Control Print (India) Ltd. -- New              77,500               32
  Cosmo Films Ltd.                               209,900              621
  Essel Packaging Ltd.                           367,900            1,945
  Flex Industries                                  5,858               27
  ***+Flex Industries (Rights)                    26,666               --
  ***+Flex Industries (Warrants)                  53,939              203
  Garware Plastics & Polyester                       377                2
  +Garware Plastics & Polyester -- New               263                1
  Kitply Industries Ltd.                             205               --
  MSL Industries Ltd.                            124,000              368
  ***+MSL Industries Ltd. (Rights)                62,000               --
  Pearl Polymers Ltd.                            338,300              356
  PVD Plastic Mouldings
   Industries                                    152,400               79
  Sharp Industries                                42,000               16
  Shrenujur Co. Diamond                            1,400                2
  Su-Raj Diamonds                                 10,000               15
  ***+Su-Raj Diamonds (Rights)                       450               --
  ***+Su-Raj Diamonds (Warrants)                  31,900               --
  Uniworth International Ltd.                      1,000                1
  +Vesuvius (India) Ltd.                          20,000               29
  Vippy Solvex Products Ltd.                     250,000              117
                                                            -------------
                                                                    3,894
                                                            -------------

-----------------------------------------------------------------
-------------
MULTI-INDUSTRY (4.8%)
  E.I.D. Parry Ltd. GDR                           94,320              283
  Grasim Industries Ltd.                         284,905            4,383
  IFB Industries Ltd.                             60,400              246
  Indian Rayon & Industries Ltd.                   2,095               25
  #Indian Rayon & Industries Ltd. GDS             50,000              613
  Indian Rayon & Industries Ltd. GDS               8,900              108
  Kothari Sugars & Chemicals                     191,700              179
  Larsen & Toubro                                  5,892               44
  Ramco                                          113,800            2,557
  S&S Industries & Enterprises
   Ltd.                                          597,340              297
  +S&S Power Switchgear Ltd.                     263,105            1,160
  SKS Ltd.                                       100,000               96
  ***+Shriram   Industrial   Enterprises
   Ltd. GDR
   (Warrants)                                     34,000                3
  Standard Industries Ltd.                       121,366               85
  Straw Products Ltd.                            382,498            1,346
  Tube Investments of India Ltd.                 266,667              698
  +Tube Investments of India Ltd. -- New          16,666               44
  Tube Investments of India Ltd. GDR             198,133              446
  +UTI Mastergain                              4,349,100            1,224
  UTI Mastershares Ltd.                        1,619,800              621
  +UTI Mastershares Ltd. -- New                  323,200              125
  VXL Ltd.                                       712,710              658
                                                            -------------
                                                                   15,241
                                                            -------------
-----------------------------------------------------------------
-------------

    The accompanying notes are an integral part of the financial statements.

                                                                    VALUE
                                                  SHARES            (000)
---------------------------------------------------------
------------
TELECOMMUNICATIONS (5.1%)
  +Indian Telephone Industries                   832,700    U.S.$     639
  Mahanagar Telephone Nigam                    3,006,300           12,567
  Punjab Wire                                    138,700              667
  Surana Telecom Ltd.                            146,000               77
  Videsh Sanchar Nigam Ltd.                       95,000            2,242
                                                            -------------
                                                                   16,192
                                                            -------------

-----------------------------------------------------------------
-------------
TEXTILES & APPAREL (6.9%)
  A.P. Rayon Ltd.                                470,600            1,010
  Arun Processors                                177,000               35
  Arvind Mills Ltd.                                2,048                7
  Baroda Rayon Corp.                                  15               --
  ***+Baroda Rayon Corp. (Rights)                     15               --
  Bata India Ltd.                                154,100              294
  Century Textiles & Industries GDR                6,500              877
  Coates Viyella Ltd.                            138,760              434
  ***+Coates Viyella Ltd. (Rights)                    30               --
  Coates of India Ltd.                           248,000            1,516
  Cosmos Leather Exports Ltd.                    325,000              163
  DCL Polyesters Ltd.                            704,650              401
  Deepak Spinners Ltd.                             1,900                2
  Delta Industries Ltd.                          380,000              781
  G.T.N. Textiles                                257,500              785
  Indo Rama Synthetics                           686,939              686
  +Indo Rama Synthetics -- New                   347,699              347
  +J.K. Synthetics Ltd.                        2,094,461            1,459
  Mahavir Spinning Mills Ltd.                    441,000            1,405
  Maral Overseas Ltd.                            650,800              564
  +Modi Threads Ltd.                             662,300              101
  +Precot Mills Ltd. -- New                       66,777              209
  Priyadarshini Spinning                         167,150              125
  Raymond Ltd.                                   418,100            3,189
  #Raymond Ltd. GDR                              177,000            3,009
  Raymond Ltd. GDR                                25,000              425
  +Sanotgen                                      304,200              104
  +Shree Rajasthan Syntex                        266,550              290
  SIV Industries Ltd. (1 Unit =
   3 GDR + 1 Warrant)                            104,500              836
  SRF Ltd.                                       470,124              785
  Super Spinning Mills Ltd.                      200,357              655
  Vardhaman Polytech                             283,600              331
  ***+Vardhaman Polytech (Rights)                    200               --
  Vardhaman Spinning & General
   Mills Ltd.                                     34,500              128
  Viral Synte                                    250,000              355
  Woolworth (India)                              478,320              653
  ***+Woolworth (India) (Rights)                     430               --
                                                            -------------
                                                                   21,961
                                                            -------------
-----------------------------------------------------------------
-------------
TRANSPORTATION -- ROAD & RAIL (1.6%)
  *+Container Corp. of India                   2,274,600            5,078
                                                            -------------
-----------------------------------------------------------------
-------------
TRANSPORTATION -- SHIPPING (0.6%)
  +Chowgule Steamships Ltd. -- New                   225               --
  Great Eastern Shipping Ltd.                  1,204,500            1,653
  #Great Eastern Shipping Ltd. GDR                20,000              173
  Mercator Lines Ltd.                            200,000              122
                                                            -------------
                                                                    1,948
                                                            -------------
-----------------------------------------------------------------
-------------

                                                                    VALUE
                                                  SHARES            (000)

---------------------------------------------------------
------------
UTILITIES -- ELECTRICAL & GAS (0.0%)
  Andhra Valley Power Supply Co.                   1,200    U.S.$       3
  ***+CESC Ltd. (Preferred Warrants)             353,000                4
  Tata Hydro Electric Power Supply Co.
   Ltd.                                              600                2
                                                            -------------
                                                                        9
                                                            -------------
-----------------------------------------------------------------
-------------
TOTAL INDIAN COMMON STOCKS
  (Cost U.S.$454,369)                                             304,523
                                                            -------------
-----------------------------------------------------------------
-------------


                                                    FACE
                                                  AMOUNT
                                                   (000)
---------------------------------------------------------
------------
FIXED INCOME SECURITIES (0.9%)
---------------------------------------------------------
------------
AUTOMOBILES (0.0%)
  **++Sundaram Brake Ltd PCD 13.00%,
   10/26/00                                    INR     2               32
                                                            -------------
-----------------------------------------------------------------
-------------
BROADCASTING & PUBLISHING (0.1%)
  **Srishti Video Corp. (Convertible)
   12.00%, 11/12/96                                  225              243
                                                            -------------
-----------------------------------------------------------------
-------------
CONSTRUCTION & HOUSING (0.2%)
  *Hindustan Construction Co. 16.50%,
   12/31/99                                          350              616
                                                            -------------
-----------------------------------------------------------------
-------------
FOREST PRODUCTS & PAPER (0.0%)
  **++Paper Products PCD 14.00%, 8/28/03              43              189
                                                            -------------
-----------------------------------------------------------------
-------------
MACHINERY & ENGINEERING (0.1%)
  **Indian Seamless Metal Tubes
   (Convertible) 10.00%, 7/13/96                     140              231
                                                            -------------
-----------------------------------------------------------------
-------------
MISCELLANEOUS MATERIALS & COMMODITIES (0.3%)
  **Garware Plastics & Polyester 16.00%,
   5/1/05                                            277              789
                                                            -------------

-----------------------------------------------------------------
-------------
WHOLESALE & INTERNATIONAL TRADE (0.2%)
  **Chemox   Chemical   Industries  Ltd.
   (Convertible) 14.00%, 12/31/00                   250               377
  **Chemox Chemical  Industries Ltd.  --
   New
   (Convertible) 14.00%, 7/1/96                     250               377
                                                            -------------
                                                                      754
                                                            -------------
-----------------------------------------------------------------
-------------
TOTAL FIXED INCOME SECURITIES
  (Cost U.S.$3,869)                                                 2,854
                                                            -------------

-----------------------------------------------------------------
-------------
SHORT-TERM INVESTMENT (0.4%)
REPURCHASE AGREEMENT (0.4%)
  Chase Manhattan N.A., 5.35%, dated
   12/29/95, due 1/2/96, to be
   repurchased at U.S.$1,377,
   collateralized by U.S.$1,050 United
   States Treasury Bonds 10.75%, due
   2/15/03, valued at U.S.$1,407
   (Cost U.S.$1,376)                          U.S.$1,376            1,376
                                                            -------------
-----------------------------------------------------------------
-------------

    The accompanying notes are an integral part of the financial statements.

                                               FACE
                                              AMOUNT                VALUE
                                               (000)                (000)
---------------------------------------------------------
------------
FOREIGN CURRENCY ON DEPOSIT WITH CUSTODIAN (2.2%)
  (Interest Bearing Demand Account)
    Indian Rupee
     (Cost U.S.$6,955)             INR  239,545             U.S.$   6,812
                                                            -------------
-----------------------------------------------------------------
-------------
TOTAL INVESTMENTS (99.2%)
  (Cost U.S.$466,569)                                             315,565
                                                            -------------
-----------------------------------------------------------------
-------------
OTHER ASSETS (3.3%)
  Cash                                     U.S.$     239
  Receivable for Investments Sold                  4,113
  Share Application Money                          3,150
  Dividends Receivable                             1,727
  Foreign Withholding Tax
   Reclaim Receivable                              1,233
  Deferred Organization Costs                         41
  Interest Receivable                                 33
  Other Assets                                        50           10,586
                                           -------------    -------------
-----------------------------------------------------------------
-------------
LIABILITIES (-2.5%)
  Payable for:
    Investments Purchased                         (6,857)
    Custodian Fees                                  (672)
    Investment Advisory Fees                        (284)
    Professional Fees                                (98)
    Shareholder Reporting Expenses                   (80)
    Administrative Fees                              (33)
    Directors' Fees and Expenses                     (17)
    Other Liabilities                                (65)          (8,106)
                                           -------------    -------------
-----------------------------------------------------------------
-------------


                                                               AMOUNT
                                                                (000)
---------------------------------------------------------
------------
NET ASSETS (100%)
  Applicable to 35,707,092 issued and
   outstanding U.S.$0.01 par value
   shares (100,000,000 shares
   authorized)                                              U.S.$ 318,045
                                                            -------------
-----------------------------------------------------------------
-------------
NET ASSET VALUE PER SHARE                                   U.S.$    8.91
                                                            -------------

-----------------------------------------------------------------
-------------
AT DECEMBER 31, 1995, NET ASSETS CONSISTED OF:

---------------------------------------------------------
  Common Stock                                              U.S.$     357
  Capital Surplus                                                 496,097
  Accumulated Net Investment Loss                                    (758)
  Accumulated Net Realized Loss                                   (26,450)
  Unrealized Depreciation on Investments and Foreign
   Currency Translations                                         (151,201)

-----------------------------------------------------------------

TOTAL NET ASSETS                                            U.S.$ 318,045
                                                            -------------
-----------------------------------------------------------------
-------------

   + -- Non-income producing.
  ++ -- Non-income producing -- in default.
  # -- 144A security--certain conditions for public sale may exist.
   * -- Security valued at cost -- see note A-1 to financial statements.
  ** -- Security valued at fair value -- see note A-1 to financial statements. *** -- Security valued at fair value as determined based on the market value of the underlying security less subscription costs.

GDR -- Global Depositary Receipt.
GDS -- Global Depositary Share.
PCD -- Partially Convertible Debentures.

December 31, 1995 exchange rate -- Indian Rupee (INR) 35.165=U.S.$1.00.

    The accompanying notes are an integral part of the financial statements.

                                                                 YEAR ENDED
                                                                DECEMBER 31,
                                                                    1995
STATEMENT OF OPERATIONS                                            (000)
------------------------------------------------------------------------------
INVESTMENT INCOME
  Dividends.................................................     U.S.$  7,051
  Interest..................................................              652
  Less: Foreign Taxes Withheld..............................           (1,092)
------------------------------------------------------------------------------
    Total Income............................................            6,611
------------------------------------------------------------------------------
EXPENSES
  Custodian Fees............................................           (6,873)
  Investment Advisory Fees..................................           (4,334)
  Administrative Fees.......................................             (428)
  Professional Fees.........................................             (250)
  Shareholder Reporting Expenses............................             (191)
  Directors' Fees and Expenses..............................              (63)
  Sub-Administrative Fees...................................              (26)
  Transfer Agent Fees.......................................              (19)
  Other Expenses............................................             (243)
------------------------------------------------------------------------------
    Total Expenses..........................................          (12,427)
------------------------------------------------------------------------------
      Net Investment Loss...................................           (5,816)
------------------------------------------------------------------------------
NET REALIZED LOSS
  Investment Securities Sold................................          (24,757)
  Foreign Currency Transactions.............................           (1,242)
------------------------------------------------------------------------------
      Net Realized Loss.....................................          (25,999)
------------------------------------------------------------------------------
CHANGE IN UNREALIZED DEPRECIATION
  Investments...............................................         (149,281)
  Foreign Currency Translations.............................             (340)
------------------------------------------------------------------------------
      Change in Unrealized Depreciation.....................         (149,621)
------------------------------------------------------------------------------
Total Net Realized Loss and Change in Unrealized
 Depreciation...............................................         (175,620)
------------------------------------------------------------------------------
  NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS......    U.S.$(181,436)
------------------------------------------------------------------------------
------------------------------------------------------------------------------

                                                                   PERIOD FROM           YEAR ENDED
                                                              FEBRUARY 25, 1994* TO     DECEMBER 31,
                                                                DECEMBER 31, 1994           1995
STATEMENT OF CHANGES IN NET ASSETS                                    (000)                (000)
------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net Investment Income (Loss)..............................       U.S.$ 1,478          U.S.$  (5,816)
  Net Realized Gain (Loss)..................................             3,222                (25,999)
  Change in Unrealized Depreciation.........................            (1,580)              (149,621)
------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from
   Operations...............................................             3,120               (181,436)
------------------------------------------------------------------------------------------------------
Distributions:
  Net Realized Gain.........................................            (3,222)             --
  In Excess of Net Realized Gain............................            (2,723)             --
------------------------------------------------------------------------------------------------------
  Total Distributions.......................................            (5,945)             --
------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Initial Public Offering of Shares (35,699,999 shares).....           503,370              --
  Offering Costs............................................            (1,164)             --
------------------------------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting From Capital Share
   Transactions.............................................           502,206              --
------------------------------------------------------------------------------------------------------
  Total Increase (Decrease).................................           499,381               (181,436)
Net Assets:
  Beginning of Period.......................................               100                499,481
------------------------------------------------------------------------------------------------------
  End of Period (including accumulated net investment loss
   of U.S. $814 and U.S. $758)..............................      U.S.$499,481          U.S.$ 318,045
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------

* Commencement of operations

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

                                                                                      PERIOD FROM
                                                                                   FEBRUARY 25, 1994*        YEAR ENDED
SELECTED PER SHARE DATA AND RATIOS:                                               TO DECEMBER 31, 1994    DECEMBER 31, 1995
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD............................................    U.S.$ 14.10              U.S.$ 13.99
----------------------------------------------------------------------------------------------------------------------------
Offering Costs..................................................................          (0.03)                 --
----------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss)....................................................           0.04                    (0.16)
Net Realized and Unrealized Gain (Loss) on Investments..........................           0.05                    (4.92)
----------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations............................................           0.09                    (5.08)
----------------------------------------------------------------------------------------------------------------------------
Distributions:
  Net Realized Gain.............................................................          (0.09)                 --
  In Excess of Net Realized Gain................................................          (0.08)                 --
----------------------------------------------------------------------------------------------------------------------------
    Total Distributions.........................................................          (0.17)                 --
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD..................................................    U.S.$ 13.99              U.S.$  8.91
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
PER SHARE MARKET VALUE, END OF PERIOD...........................................    U.S.$ 11.25              U.S.$  9.13
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:
  Market Value..................................................................         (19.01)%                 (18.89)%
  Net Asset Value (1)...........................................................           0.72%                  (36.31)%
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
RATIOS, SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (THOUSANDS)...........................................   U.S.$499,481             U.S.$318,045
----------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets.........................................           1.61%**                  3.16%
Ratio of Net Investment Income (Loss) to Average Net Assets.....................           0.33%**                 (1.48)%
Portfolio Turnover Rate.........................................................             19%                      28%
----------------------------------------------------------------------------------------------------------------------------

 * Commencement of operations

 ** Annualized

(1) Total investment return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during the period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value of the Fund.

    Note: Current period permanent book-tax differences, if any, are not included in the calculation of net investment income (loss) per share.

    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1995

----------

    The Morgan Stanley India Investment Fund, Inc. (the "Fund") was incorporated in Maryland on December 22, 1993, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund commenced operations on February 25, 1994 pursuant to the initial public offering of 35,699,999 shares of Common Stock. Prior to February 25, 1994 the Fund had no operations other than the issuance of 7,093 shares of Common Stock on February 15, 1994 to Morgan Stanley Asset Management Inc. (the "Adviser"). The Fund's investment objective is long-term capital appreciation through investments primarily in equity securities.

A. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: In valuing the Fund's assets, all listed equity securities for which market quotations are readily available are valued at the last sales price on the valuation date, or if there was no sale on such date, at the mean between the current bid and asked prices. Securities which are traded over-the-counter are valued at the average of the mean of current bid and asked prices obtained from brokers. All non-equity securities for which market quotations are readily available are valued at their market values. Short-term securities which mature in 60 days or less are valued at amortized cost. All other securities and assets for which market values are not readily available (including investments which are subject to limitations as to their sale) are valued at fair value as determined in good faith by the Board of Directors (the "Board"), although the actual calculations may be done by others.

2. TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements.

    The Fund invests in India through a registered branch office established in Mauritius and expects to obtain benefits under the double taxation treaty between Mauritius and India. To obtain benefits under the double taxation treaty the Fund must meet certain tests and conditions, including the establishment of Mauritius tax residence and related requirements. The Fund has obtained a tax residence certification from the Mauritian authorities and believes such certification is determinative of its resident status for treaty purposes. A fund which is a tax resident in Mauritius under the treaty but has no branch or permanent establishment in India, will not be subject to capital gains tax in India on the sale of securities but is subject to a 15% withholding tax on dividends which has been provided for in the accounts. The Fund is subject to and accrues Indian withholding tax on interest earned on Indian securities at the rate of 20%. A portion of Foreign Withholding Tax Reclaim Receivable at December 31, 1995 shown on the Statement of Net Assets relates to taxes that will be refunded to the Fund upon the filing of the Fund's India tax return for the fiscal year ended March 31, 1996.

    In Mauritius, the Fund is liable to income tax under the current Mauritian legislation at the rate of 0%. However, the Fund may, in any year, elect to pay tax on its net investment income at any rate between 0% and 35%. For the year ended December 31, 1995, no provision for Mauritius taxes is considered necessary as a result of net investment losses incurred by the Fund.

    The foregoing is based on current interpretation and practice and is subject to any future changes in Indian or Mauritan tax laws and in the tax treaty between India and Mauritius.

    Capital surplus, accumulated net investment loss and accumulated net realized loss have been adjusted for current and prior period permanent book-tax differences. Current period adjustments arose principally from differing book-tax treatments for foreign currency transactions, net operating losses and gains on certain securities of corporations designated as "passive foreign investment companies".

3. REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities, the value of which equals or exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

    To the extent that proceeds from the sale of the underlying securities are less than the repurchase price under the agreement, the Fund may incur a loss. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in Indian rupees are translated into U.S. dollars at the mean of the bid and asked prices of such currency against U.S. dollars last quoted by a major bank as follows:

      - investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

      -  investment transactions and investment
income at the prevailing rate of exchange on the dates of such transactions.

    Although the net assets of the Fund are presented at the foreign exchange rate and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rate from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in the foreign exchange rate from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

    Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of forward foreign currency contracts, disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Net Assets. The change in unrealized currency gains (losses) for the period is reflected in the Statement of Operations.

5. FORWARD FOREIGN CURRENCY CONTRACTS: The Fund may enter into forward foreign currency contracts to protect securities and related receivables and payables against changes in future foreign exchange rates. A forward foreign currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Investments in new Indian securities are made by making applications in the public offerings. The issue price, or a portion thereof, is paid at the time of application and reflected as share application money on the Statement of Net Assets. Upon allotment of the securities, this amount plus any remaining amount of issue price is recorded as cost of investments. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income is recorded on the ex-dividend date (except certain dividends which may be recorded as soon as the Fund is informed of such dividend) net of applicable withholding taxes. Distributions to shareholders are recorded on the ex-date. Income distributions and capital gain distributions are determined in accordance with U.S. Federal income tax regulations which may differ from generally accepted accounting principles. These differences are principally due to the timing of the recognition of losses on securities and due to permanent differences described in note A-2.

B. The Adviser provides investment advisory services to the Fund under the terms of an Investment Advisory and Management Agreement (the "Agreement"). Under the Agreement, the Adviser is paid a fee computed weekly and payable monthly at an annual rate of 1.10% of the Fund's average weekly net assets.

C. Effective September 1, 1995, The Chase Manhattan Bank, N.A., through its affiliate Chase Global Funds Services Company (the "Administrator") (formerly Mutual Funds Service Company, a wholly owned subsidiary of the United States Trust Company of New York), provides administrative services to the Fund under an Administration Agreement. Under the Administration Agreement, the Administrator is paid a fee computed weekly and payable monthly at an annual rate of .09% of the Fund's average weekly net assets, plus $65,000 per annum. In addition, the Fund is charged certain out of pocket expenses by the Administrator. Effective September 1, 1995, The Chase Manhattan Bank, N.A., acts as custodian for the Fund's assets held in the United States. Prior to September 1, 1995, Mutual Funds Service Company and the United States Trust Company of New York provided administrative and custodian services, respectively, to the Fund under the same terms, conditions and fees as stated above.

Multiconsult, Ltd., whose registered office is in Mauritius, provides sub-administrative services to the Fund, including maintaining certain Fund records and preparing certain periodic filings, under an agreement whereby Multiconsult is paid a fee of $22,000 per annum.

D. Morgan Stanley Trust Company (the "International Custodian"), an affiliate of the Adviser, acts as custodian for the Fund's assets held outside the United States in accordance with a Custody Agreement. International Custodian fees are payable monthly based on Fund assets under custody plus an amount for each transaction effected. For the year ended December 31, 1995, the Fund incurred international custodian fees of $6,866,000, of which $672,000 was payable to the International Custodian at December 31, 1995. In addition, for the year ended December 31, 1995, the Fund has earned interest income of $20,000 and incurred interest expense of $6,000, on balances with the International Custodian.

E. During the year ended December 31, 1995, the Fund made purchases and sales totaling $106,064,000 and $116,945,000, respectively, of investment securities other than long-term U.S. Government securities and short term investments. There were no purchases and sales of long-term U.S. Government securities. At December 31, 1995, the U.S. Federal income tax cost basis of securities was $460,137,000, and, accordingly, net unrealized depreciation for U.S. Federal income tax purposes was $151,384,000, of which $4,045,000 related to appreciated securities and $155,429,000 related to depreciated securities. At December 31, 1995, the Fund had a capital loss carryforward for U.S. Federal income tax purposes of approximately $19,397,000 available to offset future capital gains which will expire on December 31, 2003. To the extent that capital gains are offset, such gains will not be distributed to shareholders. For the year ended December 31, 1995, the Fund expects to defer, to January 1, 1996 for U.S. Federal income tax purposes post-October capital losses of $6,770,000 and post-October currency losses of $517,000.

F. The Fund entered into an Agreement with a number of underwriters (the "Underwriters") including Morgan Stanley & Co. Incorporated for the initial public offering of its shares and issued 35,699,999 shares in February 1994. The Fund has been advised that the total of underwriting discounts and placement commissions paid to the Underwriters relating to the initial public offering was $24,320,000.

G. In connection with its organization and initial public offering of shares, the Fund incurred $65,000 and $1,164,000 of organization and offering costs, respectively. The organization costs are being amortized on a straight-line basis over a five year period beginning February 25, 1994, the date the Fund commenced operations. The offering costs were charged to capital.

H. At December 31, 1995, a significant portion of the Fund's net assets consist of Indian securities which involve certain considerations and risks not typically associated with investments in the United States. In addition to its smaller size, lesser liquidity and greater volatility, the Indian securities market is less developed than the U.S. securities market and there is often substantially less publicly available information about Indian issuers than there is about U.S. issuers. Settlement mechanisms are also less developed and are accomplished only through physical delivery, which may cause the Fund to experience delays or other difficulties in effecting transactions. At December 31, 1995, the Fund owned an aggregate of approximately $24,318,000 in securities which were either out for transfer in the name of the Fund, were under objection for transfer in the name of the Fund, or were due from companies and/ or brokers for various capital changes. Such securities are valued in accordance with the Fund's security valuation policy as described in Note A-1, but may not be saleable at the value shown in the Statement of Net Assets at December 31, 1995. The Fund has no intention of selling such securities until they are transferred in the name of the Fund.

Future economic and political developments in India could adversely affect the liquidity or value, or both, of securities in which the Fund is invested. In addition, the Fund's ability to hedge its currency risk is limited and accordingly, the Fund may be exposed to currency devaluation and other exchange rate fluctuations.

I. Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Plan"). Under the Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in the Fund's shares or invested in U.S. Treasury Bills, as defined under the Plan. The deferred fees payable, under the Plan, at December 31, 1995 totaled $6,000 and are included in Payable for Directors' Fees and Expenses on the Statement of Net Assets.

             SUMMARY OF QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

                              U.S.$ AMOUNTS IN THOUSANDS EXCEPT PER SHARE AMOUNTS
----------------------------------------------------------------------------------------------------------------
                                                                    THREE MONTHS ENDED
                                          ----------------------------------------------------------------------
                                             MARCH 31,          JUNE 30,       SEPTEMBER 30,      DECEMBER 31,
                                                1995              1995              1995              1995
                                          ----------------  ----------------  ----------------  ----------------
                                                     PER               PER               PER               PER
                                           TOTAL    SHARE    TOTAL    SHARE    TOTAL    SHARE    TOTAL    SHARE
                                          --------  ------  --------  ------  --------  ------  --------  ------
Investment Income.......................  $    273  $ 0.01  $  1,391  $ 0.04  $  3,655  $ 0.10  $  1,292  $ 0.04
Net Investment Income (Loss)............  $ (1,522) $(0.05) $ (1,590) $(0.04) $    955  $ 0.03  $ (3,659) $(0.10)
Net Realized Gain (Loss) and Change in
 Unrealized Depreciation................  $(77,103) $(2.22) $(26,496) $(0.68) $(24,475) $(0.75) $(47,546) $(1.27)
Net Decrease in Net Assets Resulting
 from Operations........................  $(78,625) $(2.27) $(28,086) $(0.72) $(23,520) $(0.72) $(51,205) $(1.37)
----------------------------------------------------------------------------------------------------------------

                                            PERIOD FROM                      THREE MONTHS ENDED
                                            FEBRUARY 25,    ----------------------------------------------------
                                               1994*
                                            TO MARCH 31,        JUNE 30,       SEPTEMBER 30,      DECEMBER 31,
                                                1994              1994              1994              1994
                                          ----------------  ----------------  ----------------  ----------------
                                                     PER               PER               PER               PER
                                           TOTAL    SHARE    TOTAL    SHARE    TOTAL    SHARE    TOTAL    SHARE
                                          --------  ------  --------  ------  --------  ------  --------  ------
Investment Income.......................  $ 1,541   $ 0.04  $ 3,531   $0.10   $ 1,733   $ 0.05  $  1,878  $ 0.05
Net Investment Income (Loss)............  $   937   $ 0.02  $ 1,681   $0.05   $  (301 ) $(0.01) $   (839) $(0.02)
Net Realized Gain (Loss) and Change in
 Unrealized Appreciation
 (Depreciation).........................  $(1,995 ) $(0.05) $24,585   $0.68   $ 7,079   $ 0.20  $(28,027) $(0.78)
Net Increase (Decrease) in Net Assets
 Resulting from Operations..............  $(1,058 ) $(0.03) $26,266   $0.73   $ 6,778   $ 0.19  $(28,866) $(0.80)
----------------------------------------------------------------------------------------------------------------

*Commencement of operations

The Fund may purchase shares of its Common Stock in the open market at such prices and in such amounts as the Board of Directors may deem advisable.

REPORT OF INDEPENDENT ACCOUNTANTS

---------
To the Shareholders and Board of Directors of Morgan Stanley India Investment Fund, Inc.

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Morgan Stanley India Investment Fund, Inc. (the "Fund") at December 31, 1995, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period February 25, 1994 (commencement of operations) through December 31, 1994, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1995 by correspondence with the custodians and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

1177 Avenue of the Americas
New York, New York 10036

February 9, 1996

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

    Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each shareholder will be deemed to have elected, unless American Stock Transfer & Trust Company (the "Plan Agent") is otherwise instructed by the shareholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.
    Dividend and capital gain distributions will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.
    The Plan Agent's fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although shareholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends and distributions.
    In the case of shareholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.
    Shareholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

                             Morgan Stanley India Investment Fund, Inc.
                             American Stock Transfer & Trust Company
                             Dividend Reinvestment and Cash Purchase Plan
                             40 Wall Street
                             New York, NY 10005
                             1-800-278-4353